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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 4, 2001


                                Tyson Foods, Inc.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   0-3400                  71-0225165
     -------------------              ------                  ----------
    (State or Other Juris-       (Commission File      (IRS Employer diction of
  diction of Incorporation)           Number)            Identification No.)

2210 West Oaklawn Drive, Springdale, Arkansas                   72762-6999
----------------------------------------------                  ----------
(Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code (501) 290-4000


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2. Acquisition or Disposition of Assets.

     On August 16, 2001, Tyson Foods, Inc. (the "Company") filed a Current Report on Form 8-K announcing the acquisition of IBP, inc. ("IBP") through the merger of IBP into Lasso Acquisition Corporation, wholly-subsidiary of the Company ("Lasso"), with Lasso surviving as a wholly-owned subsidiary corporation of the Company. This amendment to the Company's Current Report on Form 8-K is being filed to include the Financial Statements and Pro Forma Financial Information required by Item 7 of Form 8-K.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired:

     See Exhibits 99.1 and 99.2 of this Current Report.

(b)  Pro Forma Financial Information:

     See Exhibit 99.3 of this Current Report.

(c)  Exhibits:

     Exhibit   Description

     2.1 Agreement and Plan of Merger among IBP, Tyson and Purchaser dated as of January 1, 2001 (incorporated by reference to Exhibit
               (d)(4) to Amendment No. 9 to the Schedule TO filed on January 5,
               2001).

     2.2 Stipulation and Order dated June 27, 2001, IBP, inc. v. Tyson Foods, Inc., C.A. No. 18373, Court of Chancery of the State of Delaware (incorporated by reference to the Schedule TO filed on July 3, 2001).

     10.1 Credit Agreement among Tyson, The Chase Manhattan Bank ("Chase"), J.P. Morgan Securities Inc. ("JPMorgan"), Merrill Lynch Capital Corporation, SunTrust Bank and SunTrust Capital Markets, Inc. with respect to a senior unsecured bridge credit facility in an aggregate principal amount of $2.5 billion dated August 3, 2001 (incorporated by reference to Exhibit (b)(3) to Amendment No. 6 to the Schedule TO filed on August 6, 2001).

     10.2 Receivables Bridge Credit Agreement among Tyson, Chase and JPMorgan with respect to a senior unsecured receivables bridge credit facility in an aggregate principal amount of $350 million dated August 3, 2001 (incorporated by reference to Exhibit (b)(4) to Amendment No. 6 to the Schedule TO filed on August 6, 2001).

     23.1 Consent of PricewaterhouseCoopers LLP, independent auditors for IBP, inc.

     99.1 Audited financial statements for IBP, inc. for the periods specified in Rule 3-105(b) of Regulation S-X, and accountants' report provided pursuant to Rule 2-02 of Regulation S-X.

     99.2 Unaudited interim financial statements for the periods specified in Rule 3-105(b) of Regulation S-X.

     99.3 Pro forma financial information for the combined Tyson Foods, Inc. and IBP, inc. prepared pursuant to Article 11 of Regulation S-X.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TYSON FOODS, INC.



Date: August 31, 2001                   By: /s/ R. Read Hudson
                                            ------------------
                                            Name: R. Read Hudson
                                            Title: Secretary

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                                  EXHIBIT INDEX


                   The following exhibits are filed herewith.

Exhibit        Description

2.1 Agreement and Plan of Merger among IBP, Tyson and Purchaser dated as of January 1, 2001 (incorporated by reference to Exhibit
               (d)(4) to Amendment No. 9 to the Schedule TO filed on January 5,
               2001).

2.2 Stipulation and Order dated June 27, 2001, IBP, inc. v. Tyson Foods, Inc., C.A. No. 18373, Court of Chancery of the State of Delaware (incorporated by reference to the Schedule TO filed on July 3, 2001).

10.1 Credit Agreement among Tyson, The Chase Manhattan Bank ("Chase"), J.P. Morgan Securities Inc. ("JPMorgan"), Merrill Lynch Capital Corporation, SunTrust Bank and SunTrust Capital Markets, Inc. with respect to a senior unsecured bridge credit facility in an aggregate principal amount of $2.5 billion dated August 3, 2001 (incorporated by reference to Exhibit (b)(3) to Amendment No. 6 to the Schedule TO filed on August 6, 2001).

10.2 Receivables Bridge Credit Agreement among Tyson, Chase and JPMorgan with respect to a senior unsecured receivables bridge credit facility in an aggregate principal amount of $350 million dated August 3, 2001 (incorporated by reference to Exhibit (b)(4) to Amendment No. 6 to the Schedule TO filed on August 6, 2001).

23.1 Consent of PricewaterhouseCoopers LLP, independent auditors for IBP, inc.

99.1 Audited financial statements for IBP, inc. for the periods specified in Rule 3-105(b) of Regulation S-X, and accountants' report provided pursuant to Rule 2-02 of Regulation S-X.

99.2 Unaudited interim financial statements for the periods specified in Rule 3-105(b) of Regulation S-X.

99.3 Pro forma financial information for the combined Tyson Foods, Inc. and IBP, inc. prepared pursuant to Article 11 of Regulation S-X.